                               EXHIBIT (8)(g)(1)

              FORM OF AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT
                                   (NATIONS)

                            AMENDMENT NO. 1 TO THE
                         FUND PARTICIPATION AGREEMENT

     THE PARTICIPATION AGREEMENT made on the 1st day of May, 2001, between NATIONS SEPARATE ACCOUNT TRUST, an open-end management investment company organized as a Delaware business trust (the "Trust"), TRANSAMERICA LIFE INSURANCE COMPANY, a life insurance company organized under the laws of the State of Iowa (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A, as may be amended from time to time (the "Accounts"), STEPHENS INC. ("Underwriter"), an Arkansas corporation, and AFSG SECURITIES CORPORATION, an affiliate of the Company and the distributor of the Contracts (as defined below) ("Distributor"), is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                                   Accounts

------------------------------------------------------------------------------------------------------
   Name of Account and Date of
    Resolution of Company's                Policies                              Funds
  Board which established the
           Account
------------------------------------------------------------------------------------------------------
  Retirement Builder Variable       Retirement Income Builder II        .  Nations High Yield Bond
       Annuity Account                   Variable Annuity                  Portfolio
      (March 29, 1996)                                                  .  Nations International Value
                                                                           Portfolio
                                                                        .  Nations Marsico Growth
                                                                           Portfolio
                                                                        .  Nations Marsico Focused
                                                                           Equities Portfolio
                                                                        .  Nations Marsico International
                                                                           Opportunities Portfolio
                                                                        .  Nations Marsico 21/st/ Century
                                                                           Portfolio
                                                                        .  Nations MidCap Growth
                                                                           Portfolio
------------------------------------------------------------------------------------------------------

                                       2

                             Accounts continued...

------------------------------------------------------------------------------------------------------
   Name of Account and Date of
    Resolution of Company's                Policies                              Funds
  Board which established the
           Account
------------------------------------------------------------------------------------------------------
     Separate Account VA J        Immediate Income Builder II         .  Nations High Yield Bond
         (May 15, 2000)                                                  Portfolio
                                                                      .  Nations International Value
                                                                         Portfolio
                                                                      .  Nations Marsico Growth
                                                                         Portfolio
                                                                      .  Nations Marsico Focused
                                                                         Equities Portfolio
                                                                      .  Nations Marsico International
                                                                         Opportunities Portfolio
                                                                      .  Nations Marsico 21/st/ Century
                                                                         Portfolio
                                                                      .  Nations MidCap Growth
                                                                         Portfolio
------------------------------------------------------------------------------------------------------
     Separate Account VA K          Retirement Income Builder III     .  Nations High Yield Bond
        (July 10, 2001)                   Variable Annuity               Portfolio
                                                                      .  Nations International Value
                                                                         Portfolio
                                                                      .  Nations Marsico Growth
                                                                         Portfolio
                                                                      .  Nations Marsico Focused
                                                                         Equities Portfolio
                                                                      .  Nations Marsico
                                                                         International Opportunities
                                                                         Portfolio
                                                                      .  Nations Marsico 21/st/
                                                                         Century Portfolio
                                                                      .  Nations MidCap Growth
                                                                         Portfolio
------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective date:  May 1, 2002

                                        NATIONS SEPARATE ACCOUNT TRUST


                                        By:___________________________
                                           A. Max Walker
                                           President


                                        TRANSAMERICA LIFE INSURANCE COMPANY


                                        By:___________________________
                                           Larry N. Norman
                                           President


                                        STEPHENS INC.


                                        By:___________________________
                                           Richard H. Blank, Jr.
                                           Senior Vice-President


                                        AFSG SECURITIES CORPORATION


                                        By:___________________________
                                           Larry N. Norman
                                           President

                                       4